UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2026, Immunic, Inc., a Delaware corporation (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s 2019 Omnibus Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of common stock, par value $0.0001 per share (“common stock”), authorized for issuance by 6,000,000 shares to a total of 8,644,887 shares (the “Amendment”).

A description of the material terms of the Amendment is set forth under the heading “Proposal Number 2 —To Approve an Amendment to the Existing 2019 Omnibus Plan” in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2026, which description is hereby incorporated into this Item 5.02 by reference. A copy of the Plan, as amended by the Amendment, is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The total number of shares of common stock entitled to vote at the Meeting was 13,621,483, and there were present at the Meeting, in person or by proxy, 8,885,263 shares, which constituted a quorum for the Meeting. At the Meeting, the stockholders voted:

(1) to elect Mr. Michael Bonney, Mr. Thorvald Nagel and Dr. Richard Rudick as Class III Directors to serve until our 2029 annual meeting of stockholders and until their successors are duly elected and qualified;

(2) to approve the Amendment to the Plan; and

(3) to ratify the appointment of Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The final results of the stockholders’ votes at the Meeting are set forth below:

Proposal 1: Election of Class III Directors

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Mr. Michael Bonney	5,692,503	85,660	3,107,100
Mr. Thorvald Nagel	5,064,713	713,450	3,107,100
Dr. Richard Rudick	5,688,265	89,898	3,107,100

Each of the three nominees was elected to the Board, each to hold office until the Company’s 2029 annual meeting of stockholders and until their respective successors are elected and qualified.

Proposal 2: Approval of the Amendment to the Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,391,782	1,361,843	24,538	3,107,100

The proposal was approved.

Proposal 3: Ratification of Appointment of Baker Tilly as Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,566,232	249,436	69,595	—

The proposal was approved.

The disclosure set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Immunic, Inc. 2019 Omnibus Equity Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 29, 2026	Immunic, Inc.

	By:	/s/ Erik Lundgren
Erik Lundgren
Chief Executive Officer